Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of F-star Therapeutics, Inc. of our report dated August 28, 2020 relating to the financial statements of F-star Therapeutics Limited which appears in Spring Bank Pharmaceuticals, Inc.’s Registration Statement on Form S-4, as amended (No. 333-248487).

/s/ PricewaterhouseCoopers LLP

Cambridge, United Kingdom

November 30, 2020

PricewaterhouseCoopers LLP, The Maurice Wilkes Building, St. Johns Innovation Park, Cowley Road, CAMBRIDGE, CB4 0DS
T: +44 (0) 1223 460 055, F: +44 (0) 1223 552 336, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of F-star Therapeutics, Inc. of our report dated August 28, 2020 relating to the financial statements of F-star Biotechnologische Forschungs-und Entwicklungsges.m.b.H which appears in Spring Bank Pharmaceuticals, Inc.’s Registration Statement on Form S-4, as amended (No. 333-248487).

/s/ PricewaterhouseCoopers LLP

Cambridge, United Kingdom

November 30, 2020

PricewaterhouseCoopers LLP, The Maurice Wilkes Building, St. Johns Innovation Park, Cowley Road, CAMBRIDGE, CB4 0DS
T: +44 (0) 1223 460 055, F: +44 (0) 1223 552 336, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of F-star Therapeutics, Inc. of our report dated August 28, 2020 relating to the financial statements of F-star Beta Limited which appears in Spring Bank Pharmaceuticals, Inc.’s Registration Statement on Form S-4, as amended (No. 333-248487).

/s/ PricewaterhouseCoopers LLP

Cambridge, United Kingdom

November 30, 2020

PricewaterhouseCoopers LLP, The Maurice Wilkes Building, St. Johns Innovation Park, Cowley Road, CAMBRIDGE, CB4 0DS
T: +44 (0) 1223 460 055, F: +44 (0) 1223 552 336, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.